LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUS DATED JULY 31, 2011 OF

LEGG MASON WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated July 31, 2011, as supplemented on May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated July 31, 2011, as supplemented on November 17, 2011, as further supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2011, are incorporated by reference into this Summary Prospectus.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus.

Effective August 1, 2012, the fund will be renamed Western Asset Pennsylvania Municipals Fund.

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